UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2009

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12550 Fuqua St.
Houston, Texas  77034
(Address of principal executive offices)

(713) 852-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01    Regulation FD Disclosure
Item 9.01    Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
           EXHIBIT 99.1

Item 7.01	Regulation FD Disclousre
On August 10, 2009, Orion Marine Group, Inc. (the "Company") issued a press release announcing the commencement of a public offering, subject to market and other conditions, of approximately 3,500,000 shares of its common stock.  The offering is being underwritten by FBR Capital Markets & Co. and Stephens Inc.

Item 9.01               Financial Statements and Exhibits

Exhibits

Exhibit No.                      Description
99.1	Press Release issued August 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            ORION MARINE GROUP, INC.

Date: August 10, 2009	By:	/s/ J. Cabell Acree
J. Cabell Acree
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.                      Description
99.1	Press Release issued August 10, 2009